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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 7, 1998
                                                 ---------------



                                   Net 2 L. P.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




            Delaware                      33-25984               13-3497738
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(State or other jurisdiction of        (Commission File        (IRS Employer
incorporation or organization)             Number)             Identification
                                                                    No.)



c/o Lexington Corporate Properties Trust
355 Lexington Avenue
New York, New York                                                 10017
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(Address of principal Executive offices)                        (zip code)



Registrant's telephone number, including area code            (212) 692-7200
                                                              --------------





                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On July 24, 1998, Net 2 L. P. (the "Partnership") acquired two properties, from an unrelated party. One property which is located at 4831 Whipple Avenue NW, Canton, Stark County, Ohio (the "Canton Property"), was acquired for approximately $5.15 million. The Canton Property consists of a 46,350 square foot retail store net leased to Best Buy Co., Inc. The lease has a remaining term of 19.5 years and expires on February 26, 2018. The lease provides for fixed annual rental payments of $465,000 or $10.03 per square feet and has three five year renewal options.

The purchase price was satisfied by a cash payment and by a first mortgage note of approximately $3.6 million. The note which is being held by Credit Suisse First Boston Mortgage Capital LLC bears interest at a rate of 7.15% per annum, and requires monthly payments of principal and interest of $26,094 beginning August 11, 1998. The note matures on August 11, 2023.

The other property which is located at 399 Peachwood Center Drive, Spartanburg, South Carolina (the "Spartanburg Property"), was acquired for approximately $4.375 million. The Spartanburg Property consists of a 45,004 square foot retail store net leased to Best Buy Co., Inc. The lease has a remaining term of 19.5 years and expires on February 26, 2018. The lease provides for fixed annual rental payments of $395,000 or $8.78 per square feet and has three five year renewal options.

The purchase price was satisfied by a cash payment and by a first mortgage note of approximately $3 million. The note which is being held by Credit Suisse First Boston Mortgage Capital LLC bears interest at a rate of 7.15% per annum and requires monthly payments of principal and interest of $21,670 beginning August 11, 1998. The note matures on August 11, 2023.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)    Financial Statements

       The properties were recently developed, and were owned and occupied by Best Buy Co., Inc., until February, 1998, accordingly there are no historical financial statements for the properties.

b)     Pro Forma Financial Information

       As it is impracticable to provide the required pro forma financial statements of the Partnership to reflect the property acquisitions with this report on Form 8-K, such pro forma financial statements will be filed by amendment to Form 8-K, as soon as practicable, but not more than 60 days of the filing of this report.

c)     Exhibits

       None.



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                                  SIGNATURES
                                  ----------

Pursuant to the requirements of the securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         Net 2 L. P.

                                         By:   Lepercq Net 2 L. P.
                                               its general partner

                                         By:   Lepercq Net 2 Inc.
                                               its general partner

Date: August 7, 1998                     By:   E. Robert Roskind
                                               -------------------
                                               E. Robert Roskind
                                               President